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                                                                  EXHIBIT 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 16, 1997, with respect to the consolidated financial statements of Carlton Resources Corporation (and its predecessor) included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of RAM Energy, Inc. for the registration of $115,000,000 of Senior Notes.





                                       ERNST & YOUNG LLP

Tulsa, Oklahoma
February 11, 1998